TERMINATION AGREEMENT
THIS TERMINATION AGREEMENT dated as of July 28, 2020 (this “Agreement”) is entered into by and among (i) CLARIVATE PLC, a public limited company organized under the laws of the Island of Jersey (the “Company”), (ii) CHURCHILL CAPITAL CORP, a Delaware corporation (“Churchill”), (iii) CAMELOT HOLDINGS (JERSEY) LIMITED, a private limited company organized under the laws of the Island of Jersey (“Camelot”), (iv) the parties listed under the heading “ONEX SHAREHOLDERS” on the signature pages hereto (collectively, the “Onex Shareholders”), (v) the party listed under the heading “BARING SHAREHOLDER” on the signature pages hereto (the “Baring Shareholder,” and together with the Onex Shareholders, the “Investor Shareholders”), (vi) the parties listed under the heading “CHURCHILL FOUNDERS” on the signature pages hereto (the “Churchill Founders”) and (vii) REDTOP HOLDINGS LIMITED, a private company limited by shares incorporated under the laws of the Island of Jersey (“Seller”).
WHEREAS, (i) each of the Company, Camelot, the Investor Shareholders and the Management Shareholders named therein is party to that certain Amended and Restated Shareholders Agreement dated as of January 14, 2019 (as amended, the “Shareholders Agreement”), (ii) each of the Company, Churchill, Camelot, Churchill Sponsor LLC, the Founders named therein and Garden State Capital Partners LLC is party to that certain Sponsor Agreement dated as of January 14, 2019 (as amended, the “Sponsor Agreement”), and (iii) each of the Company and Jerre L. Stead is party to that certain Director Nomination Agreement dated as of May 13, 2019 (as amended, the “Director Nomination Agreement,” and together with the Shareholders Agreement and the Sponsor Agreement, the “Terminating Agreements”);
WHEREAS, (i) (x) pursuant to Section 6.3 of the Shareholders Agreement, the Shareholders Agreement may be terminated upon the written agreement of the Company and the Investor Shareholders, and (y) pursuant to Section 6.8 of the Shareholders Agreement, the Shareholders Agreement may be amended only by a written instrument duly executed by the Company and the Investor Shareholders (but only for so long as any Investor Shareholder holds any Company Shares (as defined therein)), (ii) pursuant to Section 12 of the Sponsor Agreement, the Sponsor Agreement may only be changed, amended, modified or waived as to any particular provision by a written instrument executed by the Company, Camelot and the other parties thereto charged with such change, amendment, modification or waiver, and (iii) pursuant to Section 16 of the Director Nomination Agreement, the Director Nomination Agreement may only be modified, amended or waived if such modification, amendment or waiver is approved in writing by the Company and Jerre L. Stead;
WHEREAS, each of the Company, Camelot UK Bidco Limited (the “UK Buyer”), Clarivate IP (US) Holdings Corporation (“US Buyer,” and together with the UK Buyer, the “Buyers”), and Seller, have entered into a Purchase Agreement dated as of the date hereof and attached hereto as Exhibit A (as it may be amended from time to time hereafter in accordance with its terms, the “Purchase Agreement”); and
WHEREAS, as a condition to the willingness of Seller to enter into the Purchase Agreement, and as an inducement and in consideration thereof, and in connection therewith, each of the Company, Churchill, Camelot, the Investor Shareholders and the Churchill Founders (collectively, the “Terminating Parties”) are entering into this Agreement in order to, among other things, (i) cause the Terminating Agreements to be terminated in each case in accordance with the terms thereof effective as of, and subject to, the occurrence of the Closing, (ii) release the Released Parties (as defined below) from any Claims (as defined below) arising out of, under, in connection with or in relation to, in whole or in part, any Terminating Agreement as provided in Section 3 and (iii) covenant to deliver signature pages to (x) that certain Registration Rights Agreement by and among the Company, the Investor Shareholders, the Churchill Founders and the other parties thereto, in all but de minimis respects in the form attached hereto as Exhibit B (the “New Registration Rights Agreement”), and (y) that certain Investor Rights Agreement by and among the Company and the other parties thereto, in all but de minimis respects in the form attached hereto as Exhibit C (the “Investor Rights Agreement”), at Closing;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Certain Capitalized Terms. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings given in the Purchase Agreement. The Purchase Agreement as in effect on the date hereof is attached hereto as Exhibit A. The Company will promptly provide the Investor Shareholders with true and correct copies of any amendments to the Purchase Agreement entered into after the date hereof; provided that in no event shall any failure to provide any amendment to the Purchase Agreement impact the releases, waivers, covenants and agreements of the parties hereto or the termination of the Terminating Agreements in accordance with Section 2 or any of the Releasing Parties’ obligations pursuant to Section 4 below. The Support Agreement as in effect on the date hereof is attached hereto as Exhibit D.
2.Termination. Notwithstanding anything in any Terminating Agreement to the contrary:
(a)Each of the Terminating Parties agrees that, in each case with respect to the Terminating Agreements to which such party hereto is a party, each of the Terminating Agreements shall terminate automatically and irrevocably and without any further action on the part of any Person effective as of, and subject to the occurrence of, the Closing, and from which time the Terminating Agreements shall have no further force or effect and none of the Terminating Parties (or any Subsidiary of the Company (including, after the Closing, any Acquired Company Entity)) shall have any rights or obligations thereunder or with respect thereto, contingent or otherwise; and
(b)Effective as of immediately prior to the Closing, no director of the Company is any longer an “Onex Shareholder Designee” or “Baring Shareholder Designee” (as each such term is defined in Article 44.2 of the Company’s Articles of Association), it being understood that (i) no director of the Company who was formerly an Onex Shareholder Designee or Baring Shareholder Designee shall be obligated to resign or otherwise step down from the board of directors of the Company solely by reason of termination of the Shareholders Agreement, (ii) Article 44.12 and Article 44.13 of the Company’s Articles of Association shall continue to apply until such time as no director of the Company who was an “Onex Shareholder Designee” or a “Baring Shareholder Designee” remains on the board of directors of the Company and (iii) each director of the Company who was an “Onex Shareholder Designee” or a “Baring Shareholder Designee” and who remains on the board of directors of the Company may share confidential, nonpublic information about the Company and its Subsidiaries with the Onex Investor Parties and the Baring Investor Parties (as each such term is defined in the Investor Rights Agreement), respectively, and each of their respective parent entities, general partners and managing members and any directors, officers, employees, agents, accountants or attorneys of the foregoing Persons so long as such Persons agree to keep such information confidential in accordance with Section 4.03 of the Investor Rights Agreement, subject to applicable Law, it being understood and agreed that the Onex Investor Parties and Baring Investor Parties, as applicable, shall be liable for any breach of this provision by any such Person (as if such Person was a party hereto).
3.Release. Effective as of the Closing, each of the Terminating Parties, on behalf of itself and its Affiliates, and its and their respective predecessors, successors and assigns and, in their capacities as such, the equityholders (including, without limitation, stockholders, partners and members), directors, managers, officers, employees, consultants, attorneys, agents, parents, subsidiaries, successors and assigns of each of the foregoing (collectively, the “Releasing Parties”), forever waives, releases, remises and discharges each of the other Terminating Parties and each of its Subsidiaries and their respective predecessors, successors and assigns and, in their capacities as such, the equityholders (including, without limitation, stockholders, partners and members), directors, managers, officers, employees, consultants, attorneys, agents, parents, subsidiaries, successors and assigns of each of the foregoing (collectively, the “Released Parties”) from any Claim that any Releasing Party may currently have, or may have in the future, arising out of, under, in connection with or in relation to, in whole or in part, any Terminating Agreement, including, without limitation, performance by any party thereunder or any breach thereof (collectively, the “Released Claims”). Each Releasing Party, on behalf of itself and its Affiliates, and its and their respective predecessors, successors and assigns and, in their capacities as such, the equityholders (including, without limitation, stockholders, partners and members), directors, managers, officers, employees, consultants, attorneys, agents, parents, subsidiaries, successors and assigns of each of the foregoing, (i) represents that it has not assigned or transferred or purported to assign or transfer to any Person all or any part of, or any interest in, any Claim of any nature, character or description whatsoever, which is or which purports to be released or discharged by this Section 3 and (ii) acknowledges that the Releasing Parties may hereafter discover facts other than or different from those that they know or believe to be true with respect to the subject matter of the Released Claims, but hereby expressly agrees that such Releasing Party (on behalf of itself and its Affiliates, and its and their respective predecessors, successors and assigns and, in their capacities as such, the equityholders (including, without limitation, stockholders, partners and members), directors, managers, officers, employees, consultants, attorneys, agents, parents, subsidiaries, successors and assigns of each of the foregoing) shall have waived and fully, finally and forever settled, released and relinquished any known or unknown, suspected or unsuspected, accrued or unaccrued, disclosed or undisclosed, liquidated or unliquidated, asserted or unasserted, or contingent or noncontingent claim with respect to the Released Claims, whether or not concealed or hidden, without regard to the subsequent discovery or existence of such different or additional facts. Each Releasing Party (on behalf of itself and its Affiliates, and its and their respective predecessors, successors and assigns and, in their capacities as such, the equityholders (including, without limitation, stockholders, partners and members), directors, managers, officers, employees, consultants, attorneys, agents, parents, subsidiaries, successors and assigns of each of the foregoing) hereby acknowledges and agrees that if, after the Closing, such Releasing Party (or any of its Affiliates, or its and their respective predecessors, successors and assigns or, in their capacities as such, the equityholders (including, without limitation, stockholders, partners and members), directors, managers, officers, employees, consultants, attorneys, agents, parents, subsidiaries, successors and assigns of each of the foregoing) should make any Claim or commence or threaten to commence any Action against any Released Party with respect to any Released Claim, this Section 3 may be raised as a complete and absolute bar to any such Claim or Action, and the applicable Released Party may recover from such Releasing Party all costs and expenses incurred in connection with such Claim or Action, including attorneys’ fees. For purposes of this Agreement, “Claim” means any and all demands, claims, causes of action, suits, disputes, accounts, bonds, bills, controversies, damages, costs, expenses, demands, judgments, and other Liabilities of whatever kind or nature, in law or in equity, known or unknown, asserted or unasserted, contingent or liquidated.Notwithstanding the foregoing, the Released Claims shall not include any Action or Claim arising under this Agreement as a result of a breach hereof.
4.New Governance Agreements. At or prior to the Closing, the Company, Seller, each Onex Shareholder, each Baring Shareholder, Churchill Sponsor LLC, Garden State Capital Partners LLC, M. Klein Associates, Inc., JMJS Group – II, LP, Jerre L. Stead, Michael S. Klein and Sheryl von Blucher shall each deliver (and Seller shall cause Capri TopCo to deliver) to the Company and the Onex Shareholders and the Baring Shareholders, (a) a duly executed counterpart signature page to the Investor Rights Agreement and (b) a duly executed counterpart signature page to the New Registration Rights Agreement. Each of Seller and the Company further covenants and agrees that, from the date hereof until the Closing, neither Seller nor the Company shall modify, amend or waive (i) the terms of Section 1.04 of the Support Agreement or (ii) other than in de minimis respects, the forms of the New Registration Rights Agreement or Investor Rights Agreement attached to the Purchase Agreement, in either case without the prior written consent of the Onex Shareholders and the Baring Shareholders.

5.Further Assurances. Each of the parties hereto hereby further covenants and agrees to execute and deliver all further documents and agreements and take all further action reasonably requested by another party hereto, in each case, that may be reasonably necessary or desirable in order to enforce and effectively implement the terms and conditions of this Agreement. Without limiting the generality of the foregoing, each of the parties hereto shall cooperate reasonably with each other and take such actions as may be required to effectuate the provisions of this Agreement in accordance with the requirements of Jersey law or other Applicable Law.
6.Complete Agreement. This Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.
7.Successors and Assigns. This Agreement is intended to bind, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. No party to this Agreement may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.
8.Counterparts; Governing Law. This Agreement may be executed in two or more counterparts (including by means of facsimile or other electronic transmission), each of which shall be deemed to be an original and all of which shall constitute the same instrument. This Agreement and all claims and causes of action arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state that would mandate or allow the application of the laws of any other jurisdiction.
9.WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
10.Headings. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.
11.Termination. This Agreement shall terminate automatically and without any further action on the part of any party hereto effective as of, and subject to the occurrence of, the termination of the Purchase Agreement pursuant to Section 10.01 thereof (without the Closing thereunder having occurred) and from which time this Agreement shall have no further force or effect.
12.Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CLARIVATE PLC

By:	/s/ Stephen Hartman
Name: Stephen Hartman
Title: General Counsel

CHURCHILL CAPITAL CORP

By:	/s/ Richard Hanks
Name: Richard Hanks
Title: Chief Financial Officer

CAMELOT Holdings (Jersey) Limited

By:	/s/ Stephen Hartman
Name: Stephen Hartman
Title: General Counsel
[Signature page to Termination Agreement]

Onex Shareholders:

NEW PCO II INVESTMENTS LTD

By:	/s/ Christopher A. Govan
Name: Christopher A. Govan
Title: Vice President

By:	/s/ Michelle Iskander
Name: Michelle Iskander
Title: Secretary

ONEX PARTNERS HOLDINGS LLC

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

ONEX PARTNERS IV LP
By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

[Signature page to Termination Agreement]

ONEX PARTNERS IV PV LP
By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners Manager LP LLC, its general partner
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

ONEX PARTNERS IV SELECT LP
By:	Onex Partners IV GP LLC, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

ONEX PARTNERS IV GP LP
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

[Signature page to Termination Agreement]

ONEX US PRINCIPALS LP
By:	Onex US Principals GP LLC, its general partner

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Director

ONEX CAMELOT CO-INVEST LP
By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director
[Signature page to Termination Agreement]

Baring Shareholder:

ELGIN INVESTMENT HOLDINGS LIMITED
By:	VSG Corporate Limited

By:	/s/ Siddharth Swarup
Name: Siddharth Swarup
Title: Director

[Signature page to Termination Agreement]

Churchill Founders:

CHURCHILL SPONSOR LLC

By:	/s/ Michael S. Klein
Name: Michael S. Klein
Title:

GARDEN STATE CAPITAL PARTNERS LLC

By:	/s/ Michael S. Klein
Name: Michael S. Klein
Title:

M. KLEIN ASSOCIATES, INC. (including in its capacity as Manager)

By:	/s/ Michael S. Klein
Name: Michael S. Klein
Title:

THE IYER FAMILY TRUST DATED 1/25/2001

By:	/s/ Balakrishnan S. Iyer
Name: Balakrishnan S. Iyer
Title: Trustee

MILLS FAMILY I, LLC

By:	/s/ Karen G. Mills
Name: Karen G. Mills
Title: Managing Member

K&BM LP

By:	/s/ Karen G. Mills
Name: Karen G. Mills
Title: Managing Partner

[Signature page to Termination Agreement]

JMJS GROUP –- II, LP
By:	/s/ Jerre L. Stead
Name: Jerre L. Stead
Title: Executive Chairman & CEO

By:	/s/ Jerre L. Stead
JERRE L. STEAD

By:	/s/ Michael S. Klein
MICHAEL S. KLEIN

By:	/s/ Sheryl Von Blucher
SHERYL VON BLUCHER

By:	/s/ Martin Broughton
MARTIN BROUGHTON

By:	/s/ Balakrisknan S. Iyer
BALAKRISHNAN S. IYER

By:	/s/ Karen G. Mills
KAREN G. MILLS
[Signature page to Termination Agreement]

Seller:

REDTOP HOLDINGS LIMITED

By:	/s/ Gordon Samson
Name: Gordon Samson
Title: Director

[Signature page to Termination Agreement]

Exhibit A
Purchase Agreement

(Omitted pursuant to Item 601(a)(5) of Regulation S-K.)

Exhibit B
Form of New Registration Rights Agreement

(Omitted pursuant to Item 601(a)(5) of Regulation S-K.)

Exhibit C
Form of Investor Rights Agreement

(Omitted pursuant to Item 601(a)(5) of Regulation S-K.)

Exhibit D
Support Agreement

(Omitted pursuant to Item 601(a)(5) of Regulation S-K.)